Janus Investment Fund

Janus Henderson Global Research Fund

Janus Henderson Research Fund

(each, a "Fund" and collectively, the "Funds")

Supplement dated April 1, 2020 to Currently Effective Prospectuses

Effective on or about April 13, 2020, the prospectuses for the Funds are amended as follows:

1.Under "Management" in the Fund Summary section of the Funds' prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:

Portfolio Management: Matthew Peron, Janus Capital's Director of Centralized Equity Research, provides general oversight of the Research Team and has done so since April 2020.

2.Under "Investment Personnel" in the Management of the Fund section of Janus Henderson Global Research Fund's prospectuses, the following information replaces the corresponding information in its entirety:

Janus Henderson Global Research Fund

The Research Team selects investments for Janus Henderson Global Research Fund and has done so since March 2013. The Research Team consists of Janus Capital's equity research analysts overseen by the Portfolio Oversight Team lead by Matthew Peron.

Matthew Peron is Janus Capital's Director of Centralized Equity Research. Mr. Peron is primarily responsible for the day-to-day operations of the Fund. He leads the Portfolio Oversight Team that reviews the Fund's risks, overall structure, and guidelines and has done so since April 2020. Mr. Peron is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in April 2020, Mr. Peron was Chief Investment Officer for City National Rochdale since 2018. Prior to serving in that role, Mr. Peron held various positions at Northern Trust, including serving as Executive Vice President and Managing Director of Global Equity, and as a member of the asset allocation committee.

3.Under "Investment Personnel" in the Management of the Fund section of Janus Henderson Research Fund's prospectuses, the following information replaces the corresponding information in its entirety:

Janus Henderson Research Fund

The Research Team selects investments for Janus Henderson Research Fund and has done so since February 2006. The Research Team consists of Janus Capital's equity research analysts overseen by the Portfolio Oversight Team lead by Matthew Peron.

Matthew Peron is Janus Capital's Director of Centralized Equity Research. Mr. Peron is primarily responsible for the day-to-day operations of the Fund. He leads the Portfolio Oversight Team that reviews the Fund's risks, overall structure, and guidelines and has done so since April 2020. Mr. Peron is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in April 2020, Mr. Peron was Chief Investment Officer for City National Rochdale since 2018. Prior to serving in that role, Mr. Peron held various positions at Northern Trust, including serving as Executive Vice President and Managing Director of Global Equity, and as a member of the asset allocation committee.

Effective on or about April 13, 2020, all references to Carmel Wellso in the Funds' prospectuses are replaced with Matthew Peron.

Please retain this Supplement with your records.